UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2010

ABM Industries Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-8929	94-1369354
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

551 Fifth Avenue, Suite 300 New York, New York	10176
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 297-0200

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Credit Agreement
On November 30, 2010, ABM Industries Incorporated (“ABM”) entered into a Credit Agreement (the “New Credit Agreement”) with Bank of America, N.A. (“Bank of America”), as administrative agent, swing line lender and letter of credit issuer and the lenders party thereto. The New Credit Agreement has a five-year term and provides for revolving loans, swingline loans and letters of credit up to an aggregate of $650 million (the “New Credit Facility”). Subject to certain conditions, at any time prior to maturity, ABM will be able to elect to increase the size of the New Credit Facility up to a maximum of $850 million. The New Credit Agreement has a maturity date of November 30, 2015.
The obligations of ABM and any designated borrowers under the New Credit Agreement are guaranteed jointly and severally by ABM and certain current and future subsidiaries of ABM.
Interest on the borrowings under the New Credit Agreement is payable, at the option of ABM, at either a “Base rate” or a “Eurodollar rate,” and with respect to swingline loans, an “IBOR rate,” in each case plus an applicable margin and, with respect to Eurodollar rate borrowings, a mandatory cost. Borrowings under the New Credit Agreement may be used to refinance existing indebtedness and for general corporate purposes, including permitted acquisitions, working capital and capital expenditures.
The New Credit Agreement contains customary affirmative and negative covenants for facilities of its type, including, but not limited to, limitations on the incurrence of liens, asset dispositions, investments, indebtedness, dividends, restricted payments and transactions with affiliates. The New Credit Agreement requires ABM to meet certain financial tests, including (1) a minimum consolidated net worth test, (2) a fixed charge coverage ratio test, and (3) a leverage ratio test.
The New Credit Agreement contains customary events of default, including, but not limited to, payment defaults, breaches of representations and warranties, covenant defaults, cross-defaults to certain indebtedness, certain events of bankruptcy, certain events under ERISA, inability to pay debts, issuance of writs or warrants of attachment against assets, material judgments, invalidity of loan documents and changes of control. If an event of default occurs under the New Credit Agreement, the agents and lenders under the New Credit Agreement will be entitled to take various actions, including accelerating amounts due under the New Credit Facility.
Concurrent with the execution of the New Credit Agreement, ABM and Bank of America terminated the Credit Agreement, dated as of November 14, 2007, by and among ABM, various financial institutions and Bank of America, as administrative agent (the “Prior Credit Agreement”).
The foregoing summary of the New Credit Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the New Credit Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.
Acquisition of The Linc Group
On December 1, 2010, ABM acquired The Linc Group, LLC (“TLG”) pursuant to the Agreement and Plan of Merger, dated as of December 1, 2010 (the “Merger Agreement”), by and among ABM, TLG, GI Manager L.P., as the Members Representative, and Lightning Services, LLC, a wholly owned subsidiary of ABM (“Merger Sub”).
Pursuant to the Merger Agreement, Merger Sub merged with and into TLG, and TLG continued as the surviving corporation and as a wholly owned subsidiary of ABM. The aggregate purchase price for all of the outstanding limited liability company interests of TLG was $300 million in cash, subject to certain adjustments as set forth in the Merger Agreement. The Merger Agreement contained certain customary representations and warranties, and the parties have agreed to certain covenants.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The Merger Agreement contains representations and warranties by ABM and TLG made solely for the benefit of the other. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to stockholders or may have been used for the purpose of allocating risk between the parties rather than establishing matters as facts. Accordingly, the representations and warranties in the Merger Agreement should not be relied on by any persons as characterizations of the actual state of facts about the parties at the time they were made or otherwise.
Item 1.02 Termination of a Material Definitive Agreement.
In connection with entering into the New Credit Agreement, on November 30, 2010, ABM terminated the Prior Credit Agreement. The Prior Credit Agreement was terminated because it has been replaced with the New Credit Facility, as discussed in Item 1.01 under the heading “Credit Agreement” above.
Item 2.01. Completion of Acquisition or Disposition of Assets.
The disclosure required by this item is included in Item 1.01 under the heading “Acquisition of The Linc Group” and is incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant
The disclosure required by this item is included in Item 1.01 under the heading “Credit Agreement” and is incorporated herein by reference.
Item 8.01. Other Events.
On December 1, 2010, ABM issued a press release relating to ABM’s acquisition of TLG, which is filed as Exhibit 99.1 to this Current Report on Form 8-K, and issued a press release announcing the refinancing described above, which is filed as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements of Businesses Acquired
The financial statements required by this item are not being filed herewith. To the extent such information is required by this item, they will be filed with the Securities and Exchange Commission (the “SEC”) by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(b)	Pro Forma Financial Information
The pro forma financial information required by this item is not being filed herewith. To the extent such information is required by this item, it will be filed with the SEC by amendment to this Current Report on Form 8-K no later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.
(d)	Exhibits.

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated December 1, 2010, by and among ABM Industries Incorporated, Lightning Services, LLC, The Linc Group, LLC and GI Manager L.P.*

10.1	Credit Agreement, dated as of November 30, 2010, by and among ABM Industries Incorporated, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, the lenders party thereto from time to time and certain other parties party thereto from time to time.

99.1	Press Release of ABM Industries Incorporated, dated December 1, 2010.

99.2	Press Release of ABM Industries Incorporated, dated December 1, 2010.
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ABM agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 2, 2010

ABM INDUSTRIES INCORPORATED
By:	/s/ Sarah H. McConnell
	Name:	Sarah H. McConnell
	Title:	Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated December 1, 2010, by and among ABM Industries Incorporated, Lightning Services, LLC, The Linc Group, LLC and GI Manager L.P.*

10.1	Credit Agreement, dated as of November 30, 2010, by and among ABM Industries Incorporated, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, the lenders party thereto from time to time and certain other parties party thereto from time to time.

99.1	Press Release of ABM Industries Incorporated, dated December 1, 2010.

99.2	Press Release of ABM Industries Incorporated, dated December 1, 2010.
* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. ABM agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.